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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §.240.14a-12

Tremont Mortgage Trust

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Tremont Mortgage Trust

Notice of 2019 Annual Meeting
of Shareholders and Proxy Statement

Wednesday, April 24, 2019 at 1:30 p.m., Eastern time
Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

Tremont Mortgage Trust

It is our pleasure to invite you to join our Board of Trustees and executive officers at Tremont Mortgage Trust's 2019 Annual Meeting of Shareholders in Newton, Massachusetts. The enclosed Notice of 2019 Annual Meeting of Shareholders and Proxy Statement provides you with information about our Company and the matters to be voted on at the 2019 Annual Meeting of Shareholders.

We are committed to effectively communicating with our shareholders and explaining the matters to be addressed at our 2019 Annual Meeting of Shareholders. This Proxy Statement includes a Question and Answer section with information that we believe may be useful to our shareholders.

Your support is important to us and to our Company. I encourage you to use telephone or internet methods or sign and return a proxy card/voting instruction form to authorize your proxy prior to the meeting so that your shares will be represented and voted at the meeting.

Thank you for being a shareholder and for your continued investment in our Company.

March 8, 2019

On behalf of the Board of Trustees,

Jeffrey P. Somers
Chair of the Nominating and Governance Committee

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS

Wednesday, April 24, 2019

1:30 p.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100
Newton, Massachusetts 02458

ITEMS OF BUSINESS

1.
Elect the Trustee nominees identified in the accompanying Proxy Statement to the Company's Board of Trustees;

2.
Ratify the appointment of Ernst & Young LLP as independent auditors to serve for the 2019 fiscal year; and

3.
Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

RECORD DATE

The Board of Trustees set January 31, 2019 as the record date for the meeting. This means that owners of record of the common shares of the Company as of the close of business on that date are entitled:

  •
  to receive notice of the meeting; and

  •
  to vote at the meeting and any postponements or adjournments of the meeting.

PROXY VOTING

Shareholders as of the close of business on the record date are invited to attend the 2019 Annual Meeting. All shareholders are encouraged to vote in advance of the 2019 Annual Meeting by using one of the methods described in the accompanying Proxy Statement.

March 8, 2019
Newton, Massachusetts

By Order of the Board of Trustees,

Jennifer B. Clark
Secretary

Please promptly sign and return the proxy card or voting instruction form or use telephone or internet methods to authorize a proxy in advance of the 2019 Annual Meeting. See the "Voting Information" section on page 2 for information about how to authorize a proxy by telephone or internet or how to attend the 2019 Annual Meeting and vote your shares in person.

TREMONT MORTGAGE TRUST     2019 Proxy Statement    1

VOTING INFORMATION

WE WANT TO HEAR FROM YOU – VOTE TODAY

Your vote is important.

ELIGIBILITY TO VOTE

You can vote if you were a shareholder of record at the close of business on January 31, 2019.

PROPOSALS THAT REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Trustees	Page 11	FOR	Plurality of all votes cast
2	Ratification of independent auditors*	Page 42	FOR	Majority of all votes cast

*
Non-binding advisory vote.

You can vote in advance in one of three ways:

via the internet
Visit www.proxyvote.com and enter your 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern time, on April 23, 2019 to authorize a proxy VIA THE INTERNET.
By phone

Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern time, on April 23, 2019 to authorize a proxy BY TELEPHONE. You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
By mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

  •
  To review and download easy to read versions of our Proxy Statement and Annual Report.
  •
  To sign up for future electronic delivery to reduce the impact on the environment.

Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 11 beginning on page 9 of "Questions and Answers" for important details on admission requirements.

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PROXY SUMMARY

This summary highlights matters for consideration by shareholders at our 2019 Annual Meeting. You should read this entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

BOARD NOMINEES (page 13)

The following two Trustees are up for election to our Company's Board of Trustees.

Name of Trustee	Age	Occupation	Committee Memberships

Adam D. Portnoy	48	Managing Director of The RMR Group Inc. President and Chief Executive Officer of The RMR Group Inc. and The RMR Group LLC	None
John L. Harrington*	82	Chairman of the Board of Trustees of the Yawkey Foundation	Audit, Compensation (Chair) and Nominating and Governance Committees

*
Independent Trustee

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS (page 42)

Shareholders are asked to ratify the appointment of Ernst & Young LLP as independent auditors of Tremont Mortgage Trust for the Company's fiscal year ending December 31, 2019. The Company's Audit Committee evaluates the performance of the Company's independent auditors and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of the Company's operations and industry, the auditors' independence, legal proceedings involving the auditors, the results of PCAOB inspections and peer quality reviews of the auditors and the auditors' reputation in the marketplace. Based on its consideration of these matters, the Audit Committee has appointed Ernst & Young LLP to serve as independent auditors for the fiscal year ending December 31, 2019.

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GOVERNANCE HIGHLIGHTS (page 22)

The Company is committed to good corporate governance, which promotes the long term interests of its shareholders, strengthens the Board, increases management's accountability and helps build public trust in the Company. This commitment is reflected in various aspects of the Company's corporate governance, including:

Governance Highlights

Corporate Governance

- Majority of Independent Trustees
- Executive sessions of Independent Trustees
- Risk oversight by full Board and Committees
- Annual Board and Committee self-evaluations
- All Trustees attended at least 75% of meetings held
- Robust Code of Business Conduct and Ethics and Insider Trading Policies and Procedures that prohibit executive officers, Trustees and designated insiders from engaging in hedging transactions or holding Common Shares in margin accounts

Alignment of Interests

- Our manager is a significant shareholder of the Company

Compensation

- Use of Common Share awards to align interests of executive officers with those of shareholders

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TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458

March 8, 2019

PROXY STATEMENT

The Board of Trustees (the "Board") of Tremont Mortgage Trust (the "Company," "we," "us" or "our") is furnishing this proxy statement (the "Proxy Statement") and accompanying proxy card (or voting instruction form) to you in connection with the solicitation of proxies by the Board for the 2019 annual meeting of shareholders of the Company. The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Wednesday, April 24, 2019, at 1:30 p.m., Eastern time, and any adjournments or postponements thereof (the "2019 Annual Meeting"). We are first making these proxy materials available to shareholders on or about March 8, 2019.

Only owners of record of common shares of beneficial interest of the Company ("Common Shares") as of the close of business on January 31, 2019, the record date for the meeting, are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the record date. On January 31, 2019, there were 3,178,817 Common Shares issued and outstanding.

The mailing address of the Company's principal executive offices is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2019 ANNUAL MEETING TO BE HELD ON WEDNESDAY, APRIL 24, 2019.

The Notice of 2019 Annual Meeting, Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2018 are available at www.proxyvote.com.

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QUESTIONS AND ANSWERS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2019 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2019 Annual Meeting, this Proxy Statement and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the "Annual Report" and, together with the other materials, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require the Company to give you when it asks you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy. We are asking you to designate the following three persons as your proxies for the 2019 Annual Meeting: David M. Blackman, Managing Trustee and Chief Executive Officer; Jennifer B. Clark, Secretary; and Adam D. Portnoy, Managing Trustee.

2. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Equiniti Shareowner Services, you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all the Common Shares you hold in certificate form and in book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Common Shares.

3. What different methods can I use to vote?

By Written Proxy. All shareholders of record can submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern time, on April 23, 2019 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

By Telephone or Internet. All shareholders of record also can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or

6    TREMONT MORTGAGE TRUST     2019 Proxy Statement

proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern time, on April 23, 2019 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

In Person. All shareholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 12.

4. Who may vote at the 2019 Annual Meeting?

Holders of record of Common Shares as of the close of business on January 31, 2019, the record date, may vote at the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the record date.

5. What if I authorize a proxy and do not specify how my shares are to be voted?

If you submit a signed proxy card or authorize a proxy by internet or telephone, but do not indicate how your Common Shares should be voted on one or more proposals, then the proxies will vote your shares as the Board of Trustees recommends on those proposals. Other than the proposals listed on pages 11 and 42, we do not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, the proxies may vote your shares in accordance with their best judgment.

6. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at the 2019 Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the 2019 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Items 1 or 2 to be voted on at the 2019 Annual Meeting. A proxy marked "WITHHOLD" with respect to Item 1 will have the same effect as an abstention. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Item 1. There can be no broker non-votes on Item 2 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.

7. What may I do if I change my mind after I authorize a proxy to vote my shares?

Shareholders have the right to revoke a proxy at any time before it is voted at the 2019 Annual Meeting, subject to the proxy voting deadlines described above. Shareholders may revoke a proxy by authorizing a proxy again on a later date by internet or by telephone (only the last internet or telephone proxy submitted

TREMONT MORTGAGE TRUST     2019 Proxy Statement    7

prior to the meeting will be counted) or by signing and returning a later dated proxy card or by attending the meeting and voting in person. If you are a beneficial owner, see the response to question 12.

A shareholder's attendance at the 2019 Annual Meeting will not revoke that shareholder's proxy unless that shareholder votes again at the meeting or sends an original written statement to the Secretary of the Company revoking the prior proxy. An original written notice of revocation or subsequent proxy should be delivered to Tremont Mortgage Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Secretary, or hand delivered to the Secretary before the taking of the vote at the 2019 Annual Meeting.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

8. Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2019 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of the 2019 Annual Meeting.

Instead of receiving future copies of the Company's proxy materials by mail, shareholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

9. How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by the Company's Trustees and officers, and by The RMR Group LLC ("RMR LLC"), its officers and employees and its parent's and subsidiaries', including our manager, Tremont Realty Advisors LLC's ("TRA"), directors, officers and employees, by mail, telephone or other electronic means or in person.

10. What is householding?

As permitted by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2019 Annual Meeting, this Proxy Statement and the Annual Report to Shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, Tremont Mortgage Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 796-8317. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

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2019 Annual Meeting Information

11. How do I attend the 2019 Annual Meeting in person?

Attendance at the meeting is limited to the Company's Trustees and officers, shareholders as of the record date (January 31, 2019) or their duly authorized representatives or proxies, and other persons permitted by the Chairman of the meeting. All attendees need to bring photo identification for admission.

Record owners: If you are a shareholder as of the record date who holds shares directly, you need not present any documentation to attend the 2019 Annual Meeting, other than photo identification.

Beneficial owners: If you are a shareholder as of the record date who holds shares indirectly through a brokerage firm, bank or other nominee, you must present evidence of your beneficial ownership of shares. For this purpose, a copy of a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable and such copy may be retained by the Company. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 12.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-7651.

12. How can I vote in person at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2019 Annual Meeting, you need a legal proxy from your bank, broker or other nominee. You also need to follow the procedures described in the response to question 11 and to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 11. However, you will not be able to vote your shares at the meeting without a legal proxy. The Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Company Documents, Communications and Shareholder Proposals

13. How can I view or request copies of the Company's SEC filings and other documents?

You can visit our website to view our Governance Guidelines, Board committee charters and Code of Business Conduct and Ethics (the "Code"). To view these documents, go to www.trmtreit.com, click on "Investors" and then click on "Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Trustees and executive officers, go to www.trmtreit.com, click on "Investors," and then click on "Financial Information."

We will deliver free of charge, upon request, a copy of the Company's Governance Guidelines, Board committee charters, Code or Annual Report to any shareholder requesting a copy. Requests should be directed to Investor Relations at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

TREMONT MORTGAGE TRUST     2019 Proxy Statement    9

14. How can I communicate with the Company's Trustees?

Any shareholder or other interested person who wants to communicate with the Company's Trustees, individually or as a group, should write to the party for whom the communication is intended, c/o Secretary, Tremont Mortgage Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@trmtreit.com. The communication will then be delivered to the appropriate party or parties.

15. How do I submit a proposal for action at the 2020 annual meeting of shareholders?

A proposal for action to be presented by any shareholder at the Company's 2020 annual meeting of shareholders must be submitted as follows:

•
For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by November 9, 2019.

•
If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in our Bylaws and must be received by the Company not later than 5:00 p.m., Eastern time, on December 9, 2019 and not earlier than November 9, 2019.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 29 of this Proxy Statement.

10    TREMONT MORTGAGE TRUST     2019 Proxy Statement

ELECTION OF TRUSTEES (ITEM 1)

The Board serves as the decision making body of the Company, except for those matters reserved to the shareholders. The Board selects and oversees the Company's officers, who are charged by the Board with conducting the day to day business of the Company.

Election Process

In accordance with our Declaration of Trust and Bylaws, the Board currently consists of five members, three of whom are Independent Trustees and two of whom are Managing Trustees. Our Declaration of Trust provides that the Board is divided into three classes, with Trustees of each class serving for a term that expires at the third annual meeting of shareholders following his or her election and until his or her successor is duly elected and qualifies.

A plurality of all the votes cast at the meeting at which a quorum is present is required to elect a Trustee at the 2019 Annual Meeting.

Trustee Qualifications

Trustees are responsible for overseeing the Company's business. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements that are applicable to all Trustees, qualifications applicable to Independent Trustees and other skills and experience that should be represented on the Board as a whole, but not necessarily by each Trustee. In accordance with our Declaration of Trust and Bylaws, the Board consists of five Trustees: two Managing Trustees and three Independent Trustees. As set forth in our Declaration of Trust, Independent Trustees are Trustees who are not employees of TRA or RMR LLC, who are not involved in the Company's day to day activities and who meet the qualifications of independent directors under the applicable rules and requirements of The Nasdaq Stock Market LLC (the "Nasdaq") and the SEC. As set forth in our Declaration of Trust, Managing Trustees are Trustees who have been employees, officers or directors of TRA or RMR LLC or involved in the Company's day to day activities for at least one year prior to their election as Trustees. The Board and the Nominating and Governance Committee consider the qualifications of Trustees and Trustee candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

Qualifications for All Trustees

In its assessment of each potential candidate, the Nominating and Governance Committee considers the potential nominee's integrity, experience, achievements, judgment, intelligence, competence, personal character, likelihood that a candidate will be able to serve on the Board for an extended period and other matters that the Nominating and Governance Committee deems appropriate. The Nominating and Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and Nominating and Governance Committee require that each Trustee candidate be a person of high integrity with a proven record of success in his or her field. Each Trustee candidate must demonstrate the ability to make independent analytical inquiries, familiarity with and respect for corporate governance requirements and practices and a commitment to serving the Company's long term best interests. In addition, the Nominating and Governance Committee may conduct interviews of potential Trustee candidates to assess intangible qualities, including the individual's ability to ask appropriate questions and to work collegially. The Board does not have a specific diversity policy in connection with the selection of nominees for Trustee, but due consideration is given to the Board's overall balance of diversity, including perspectives, backgrounds and experiences.

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Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company's long term interests. The following table summarizes certain key characteristics of the Company's business and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience

The Board's responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage those risks.	• Risk oversight/management expertise. • Service on other public company boards and committees. • Operating business experience.

The Company's business involves complex financial and real estate transactions.

•

High level of financial literacy.

•

Knowledge of the commercial real estate ("CRE") industry, CRE debt financing and real estate investment trusts ("REITs").

•

Management/leadership experience.

•

Knowledge of the Company's business activities.

•

Familiarity with the public capital markets.

•

Work experience.

The Board must constantly evaluate the Company's strategic direction in light of current real estate trends.

•

Experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing.

•

Commitment to serve on the Board over a period of years in order to develop knowledge about the Company's operations.

•

Understanding of the impact of financial market trends on the real estate industry.

The Board meets frequently and, at times, on short notice to consider time sensitive issues.	• Sufficient time and availability to devote to Board and committee matters. • Practical wisdom and mature judgment.

The Board will be better informed if the members of the Board have diverse perspectives, backgrounds and experiences.	• Gender and ethnic diversity. • Nationality. • Experience.

The Board is comprised of two Managing Trustees and three Independent Trustees.

•

Qualifying as a Managing Trustee in accordance with the requirements of our Declaration of Trust.

•

Qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our Declaration of Trust.

12    TREMONT MORTGAGE TRUST     2019 Proxy Statement

2019 Nominees for Trustee

The following table sets forth the names of the Trustee nominees and those Trustees who will continue to serve after the 2019 Annual Meeting:

Name	Position	Class	Current Term Expires

John L. Harrington*	Independent Trustee	II	2019
Adam D. Portnoy*	Managing Trustee	II	2019
Joseph L. Morea	Independent Trustee	III	2020
David M. Blackman	Managing Trustee	I	2021
Jeffrey P. Somers	Independent Trustee	I	2021

*
2019 Trustee nominee

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Mr. John L. Harrington for election as an Independent Trustee in Class II and Mr. Adam D. Portnoy for election as a Managing Trustee in Class II. Messrs. Harrington and Portnoy currently serve on the Board. If elected, each of Messrs. Harrington and Portnoy would serve until the Company's 2022 annual meeting of shareholders and until his successor is duly elected and qualifies, subject to the individual's earlier death, resignation, retirement, disqualification or removal.

We expect each nominee for election as a Trustee will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

The Board believes that the combination of the various qualifications, attributes, skills and experiences of the Trustee nominees would contribute to an effective Board serving the Company's long term best interests. The Board and the Nominating and Governance Committee believe that the Trustee nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management. Below is a summary of the key experiences, qualifications, attributes and skills that led the Nominating and Governance Committee and the Board to conclude such person is currently qualified to serve as a Trustee.

The Board of Trustees recommends a vote "FOR" the election of both Trustee nominees.

Trustees and Executive Officers

The following is some important biographical information, including the ages and recent principal occupations, as of March 1, 2019, of the Company's Trustees, Trustee nominees and executive officers. The business address of the Trustees, Trustee nominees and executive officers is c/o Tremont Mortgage Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. Included in each Trustee's biography below are the attributes of that Trustee consistent with the qualifications, attributes, skills and experience the Board has determined are important to be represented on the Board. For a general discussion of the particular Trustee qualifications, attributes, skills and experience, and the process for selecting and nominating individuals for election to serve as a Trustee, please see "Election of Trustees" beginning on page 11.

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Trustee Nominees

John L. Harrington

Independent Trustee since 2017

Class/Term: Class II with a term expiring at the 2019 Annual Meeting

Age: 82

Board Committees: Audit; Compensation (Chair); Nominating and Governance

Other Public Company Boards: Hospitality Properties Trust (since 1995); Senior Housing Properties Trust (since 1999); RMR Real Estate Income Fund, including its predecessor funds (since 2003); Office Properties Income Trust (formerly known as Government Properties Income Trust, since 2009)

Mr. Harrington has been chairman of the board of trustees of the Yawkey Foundation (a charitable foundation) since 2007 and prior to that from 2002 to 2003. He served as a trustee of the Yawkey Foundation since 1982 and as executive director from 1982 to 2006. He was also a trustee of the JRY Trust from 1982 through 2009. Mr. Harrington was chief executive officer and general partner of the Boston Red Sox Baseball Club from 1986 to 2002 and served as that organization's vice president and chief financial officer prior to that time. He was president of Boston Trust Management Corp. from 1981 to 2006 and a principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008. Mr. Harrington represented the Boston Red Sox majority interest in co-founding The New England Sports Network, managing it from 1981 to 2002. Mr. Harrington served as a director of Fleet Bank from 1995 to 1999 and of Shawmut Bank of Boston from 1986 to 1995, a member of the Major League Baseball Executive Council from 1998 to 2001, assistant secretary of administration and finance for the Commonwealth of Massachusetts in 1980, treasurer of the American League of Professional Baseball Clubs from 1970 to 1972, assistant professor and director of admissions, Carroll Graduate School of Management at Boston College from 1967 through 1970 and as supervisory auditor for the U.S. General Accounting Office from 1961 through 1966. He was an independent trustee of RMR Funds Series Trust from shortly after its formation in 2007 until its dissolution in 2009. Mr. Harrington has held many civic leadership positions and received numerous leadership awards and honorary doctorate degrees. Mr. Harrington holds a Massachusetts license as a certified public accountant.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

work on public company boards and board committees and in key management roles in various enterprises;

•

service on the boards of several private and charitable organizations;

•

professional skills and expertise in accounting, finance and risk management and experience as a chief financial officer;

•

expertise in compensation and benefits matters;

•

institutional knowledge earned through prior service on the Board since shortly after our formation; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our Declaration of Trust.

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Adam D. Portnoy

Managing Trustee since 2017

Class/Term: Class II with a term expiring at the 2019 Annual Meeting

Age: 48

Other Public Company Boards: Hospitality Properties Trust (since 2007); Senior Housing Properties Trust (since 2007); Office Properties Income Trust (formerly known as Government Properties Income Trust, since 2009); RMR Real Estate Income Fund, including its predecessor funds (since 2009); The RMR Group Inc. (since 2015); Industrial Logistics Properties Trust (since 2017); Five Star Senior Living Inc. (since 2018); TravelCenters of America LLC (since 2018)

Mr. Portnoy has been president and chief executive officer of The RMR Group Inc. ("RMR Inc.") since shortly after its formation in 2015. Mr. Portnoy has been president and chief executive officer of RMR LLC since 2005 and was a director of RMR LLC from 2006 until June 5, 2015 when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy has been a director of RMR Advisors LLC since 2007 and served as its president from 2007 to September 2017 and its chief executive officer from 2015 to September 2017. Mr. Portnoy has been a director of TRA since March 2016, and served as its president and chief executive officer from March 2016 through December 2017. Mr. Portnoy is an owner, the sole trustee and an officer of ABP Trust. Mr. Portnoy is the majority owner and has been a director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy served as president and chief executive officer of RMR Real Estate Income Fund from 2007 to 2015 and as president of Office Properties Income Trust from 2009 to 2011. Mr. Portnoy was a managing trustee of Select Income REIT from 2011 until it merged with a wholly owned subsidiary of Office Properties Income Trust in December 2018. Mr. Portnoy was a managing trustee of Equity Commonwealth from 2006 until 2014 and served as its president from 2011 to 2014. Prior to joining RMR LLC in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as chief executive officer of a privately financed telecommunications company. Mr. Portnoy currently serves as the Honorary Consul General of the Republic of Bulgaria to Massachusetts and on the Board of Directors of Pioneer Institute, and previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the asset management and CRE industries and REITs;

•

leadership position with TRA and RMR LLC and demonstrated management ability;

•

public company trustee and director service;

•

experience in investment banking and private equity;

•

institutional knowledge earned through prior service on the Board and in leadership positions with TRA and RMR LLC; and

•

qualifying as a Managing Trustee in accordance with the requirements of our Declaration of Trust.

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Trustees

David M. Blackman

Managing Trustee since 2018

Class/Term: Class I with a term expiring at the 2021 annual meeting of shareholders

Age: 56

Other Public Company Boards: Office Properties Income Trust (since 2019)

Mr. Blackman has been chief executive officer of the Company since shortly after our formation in 2017 and president since 2018. Mr. Blackman joined RMR LLC in 2009 as senior vice president, and he became executive vice president of RMR LLC in 2013. Mr. Blackman has been a director, president and chief executive officer of TRA since 2018, and an executive vice president of TRA from its formation in 2016 through December 2017. Mr. Blackman also has been president and chief executive officer of Office Properties Income Trust (formerly known as Government Properties Income Trust) since May 2018, and was previously its president and chief operating officer from 2011 until May 2018, and before then its chief financial officer and treasurer from 2009 through 2011. Mr. Blackman was a managing trustee and president and chief executive officer of Select Income REIT from 2018 until it merged with a wholly owned subsidiary of Office Properties Income Trust (then known as Government Properties Income Trust) in December 2018, and he was its president and chief operating officer from 2011 through April 2018. Prior to joining RMR LLC, Mr. Blackman was employed as a banker at Wachovia Corporation and its predecessors for 23 years, where he focused on real estate finance matters, including serving as a managing director in the real estate section of Wachovia Capital Markets, LLC from 2005 through 2009.

Specific Qualifications, Attributes, Skills and Experience:

•

leadership position with the Company, TRA and RMR LLC and demonstrated management ability;

•

extensive experience in, and knowledge of, the CRE industry and REITs;

•

institutional knowledge earned through prior service as an executive officer of the Company and in leadership positions with TRA and RMR LLC;

•

professional skills and expertise in accounting and financing and experience as a chief executive officer, president, chief operating officer and chief financial officer of one or more public companies; and

•

qualifying as a Managing Trustee in accordance with the requirements of our Declaration of Trust.

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Joseph L. Morea

Independent Trustee since 2017

Class/Term: Class III with a term expiring at the 2020 annual meeting of shareholders

Age: 63

Board Committees: Audit (Chair); Compensation; Nominating and Governance

Other Public Company Boards: THL Credit Senior Loan Fund (since 2013); Eagle Growth & Income Opportunities Fund (since 2015); Garrison Capital Inc. (since 2015); TravelCenters of America LLC (since 2015); RMR Real Estate Income Fund (since 2016); Industrial Logistics Properties Trust (since 2018)

Mr. Morea was a vice chairman and managing director, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets, an international investment bank, from 2003 until 2012. From 2008 to 2009, Mr. Morea also served as the head of U.S. Investment Banking for RBC Capital Markets. Previously, Mr. Morea was employed as an investment banker, including as a managing director and the co-head of U.S. Equity Capital Markets at UBS, Inc., the chief operating officer of the Investment Banking Division and head of U.S. Equity Capital Markets at PaineWebber, Inc. and a managing director of Equity Capital Markets at Smith Barney, Inc. Prior to working as an investment banker, Mr. Morea was employed as a certified public accountant. Mr. Morea served as a trustee of Equity Commonwealth from 2012 until 2014.

Specific Qualifications, Attributes, Skills and Experience:

•

experience in and knowledge of the investment banking industry and public capital markets;

•

demonstrated leadership and management abilities;

•

experience in capital raising and strategic business transactions;

•

experience as a public company trustee and director and board committee member;

•

professional training, skills and expertise in, among other things, finance matters;

•

institutional knowledge earned through prior service on the Board since shortly after our formation; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our Declaration of Trust.

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Jeffrey P. Somers

Independent Trustee since 2017

Class/Term: Class I with a term expiring at the 2021 annual meeting of shareholders

Age: 76

Board Committees: Audit; Compensation; Nominating and Governance (Chair)

Other Public Company Boards: Office Properties Income Trust (formerly known as Government Properties Income Trust, since 2009); RMR Real Estate Income Fund, including its predecessor funds (since 2009); Senior Housing Properties Trust (since 2009)

Mr. Somers has been, since 2010, of counsel to, and from 1995 to 2009, was a member, and for six of those years the managing member, of the law firm of Morse, Barnes-Brown & Pendleton, PC. Prior to that time, he was a partner for more than 20 years at the law firm of Gadsby Hannah LLP (now McCarter & English, LLP) and for eight of those years was managing partner of the firm. Mr. Somers served as an independent trustee Select Income REIT from 2012 until it merged with a wholly owned subsidiary of Office Properties Income Trust (formerly known as Government Properties Income Trust) in December 2018. Mr. Somers served as a director for Cantella Management Corp., a holding company for Cantella & Co., Inc., an SEC registered broker-dealer, from 2002 until January 2014, when the company was acquired by a third party. From 1995 to 2001, he served as a trustee for the Pictet Funds. Before entering private law practice, Mr. Somers was a staff attorney at the SEC in Washington, D.C. He has previously served as a trustee for Glover Hospital, a private not for profit regional hospital, which is currently part of Beth Israel Deaconess Hospital, among various other civic leadership roles.

Specific Qualifications, Attributes, Skills and Experience:

•

expertise in legal, corporate governance and regulatory matters;

•

leadership role as a law firm managing member;

•

service as a trustee of public investment companies;

•

extensive experience in complex business transactions;

•

sophisticated understanding of finance and accounting matters;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board since shortly after our formation; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our Declaration of Trust.

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Executive Officers

David M. Blackman

Chief Executive Officer since 2017 President since 2018 Age: 56 Mr. Blackman's background and qualifications are described above.

G. Douglas Lanois

Chief Financial Officer and Treasurer since 2017

Age: 58

Mr. Lanois has served as a vice president of TRA and RMR LLC since RMR LLC acquired substantially all of the Tremont business in 2016. Before joining RMR LLC, Mr. Lanois was chief financial officer and portfolio manager of Tremont Realty Capital, LLC since 2004. Prior to Tremont Realty Capital, LLC, Mr. Lanois was chief financial officer of CRES Development Company, Inc., a multidisciplinary real estate firm, from 2003 to 2004. Prior to CRES Development, Mr. Lanois was senior vice president and chief financial officer at Pembroke Real Estate, the real estate development and management division of FMR LLC, from 1998 to 2002. Prior to Pembroke, Mr. Lanois was vice president and controller at Beacon Properties Corporation, and he previously worked at AEW Capital Management and the accounting firm of Laventhol & Horwath.

There are no family relationships among any of the Company's Trustees or executive officers. The Company's executive officers serve at the discretion of the Board.

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Trustee Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Trustee and for recommending to the Board nominees for election at each annual meeting of shareholders. The Nominating and Governance Committee may consider candidates suggested by the Company's Trustees, officers or shareholders or by others.

Shareholder Recommendations for Nominees. Shareholders who would like to recommend a nominee for the position of Trustee should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee, c/o Tremont Mortgage Trust, Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@trmtreit.com. A shareholder's recommendation should include any information that the recommending shareholder believes relevant to the Nominating and Governance Committee's consideration. The Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

Shareholder Nominations for Trustee. Our Bylaws also provide that a shareholder of the Company may nominate a person for election to the Board provided the shareholder complies with the advance notice provisions set forth in our Bylaws, which include, among other things, requirements as to the proposing shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares and submission of specified documentation and information. For more information on how shareholders can nominate Trustees for election to the Board, see "Shareholder Nominations and Other Proposals" on page 29.

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TRUSTEE COMPENSATION

The Compensation Committee is responsible for reviewing and determining the Common Share awards granted to Trustees and making recommendations to the Board regarding cash compensation paid to Trustees, in each case, for Board, committee and committee chair services. Managing Trustees do not receive cash compensation for their services as Trustees but do receive Common Share awards for their Board service. The number of Common Shares awarded to each Managing Trustee for Board service is the same as the number awarded to each Independent Trustee.

2018 Annual Trustee Compensation

In 2018, each Independent Trustee received an annual fee of $20,000 for services as a Trustee, plus a fee of $500 for each meeting attended. Up to two $500 fees were paid if a Board meeting and one or more Board committee meetings, or two or more Board committee meetings, were held on the same date. Each Independent Trustee and Managing Trustee received an annual award of 3,000 Common Shares in 2018.

Each Independent Trustee who served as a committee chair of the Board's Audit, Compensation or Nominating and Governance Committees received an additional annual fee of $7,500, $5,000 and $5,000, respectively. Trustees were reimbursed for travel expenses they incurred in connection with their duties as Trustees and for out of pocket costs they incurred in connection with their attending certain continuing education programs.

The following table details the total compensation of the Trustees for the year ended December 31, 2018 for services as a Trustee.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)

David M. Blackman(3)(4)	$—	$57,795	$—	$57,795
John L. Harrington	33,500	37,830	—	71,330
Joseph L. Morea	35,500	37,830	—	73,330
Adam D. Portnoy(3)	—	37,830	—	37,830
Barry M. Portnoy(3)(4)	—	—	—	—
Jeffrey P. Somers	33,000	37,830	—	70,830

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Trustee in 2018, consisting of a $20,000 annual cash fee and each of Messrs. Harrington, Morea and Somers earned an additional $5,000, $7,500 and $5,000, respectively, for service as a committee chair in 2018. Messrs. Harrington, Morea and Somers each earned an additional $8,500, $8,000 and $8,000, respectively, in fees for meetings attended in 2018.

(2)
Equals 3,000 Common Shares multiplied by the closing price of such shares on April 25, 2018, the award date, and for David M. Blackman includes an additional 1,500 Common Shares multiplied by the closing price of such shares on March 9, 2018, the award date for Common Shares awarded in connection with his initial election as Managing Trustee. Amounts shown are also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, "Compensation—Stock Compensation" ("ASC 718") (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. All Common Share awards fully vested on the award date.

(3)
Managing Trustees do not receive cash compensation for their services as Trustees. The compensation of David M. Blackman for his service as an executive officer of the Company is not included here and is described below under "Executive Compensation."

(4)
Mr. Barry M. Portnoy served as a Managing Trustee of the Company until his death on February 25, 2018. The Board elected Mr. Blackman as a Managing Trustee effective March 9, 2018.

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CORPORATE GOVERNANCE

The Board is committed to corporate governance that promotes the long term interests of our shareholders. The Board has established Governance Guidelines that provide a framework for effective governance. The guidelines address matters such as general qualification standards for the Board, Trustee responsibilities, Board meetings and communications, Board committees, Trustee access to management and independent advisers, Trustee compensation, Trustee orientation and continuing education, executive development and succession planning, related person transactions, annual performance evaluation of the Board and other matters. The Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

The governance section of our website makes available our corporate governance materials, including the Governance Guidelines, the charter for each Board committee and the Code. To access these documents on the Company's website, www.trmtreit.com, click on "Investors" and then click on "Governance." In addition, instructions on how to obtain copies of the Company's corporate governance materials are included in the response to question 13 in the "Questions and Answers" section on page 9.

Board Leadership Structure

In accordance with our Declaration of Trust and Bylaws, the Board is comprised of five Trustees, including three Independent Trustees and two Managing Trustees. All Trustees play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of our Trustees is to exercise sound, informed and independent business judgment in overseeing the Company and its strategic direction. Our Trustees are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit organizations and law firms, and have also served in academia. Our Trustees may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisors. The Board is small, which facilitates informal discussions and communication from management to the Board and among Trustees.

We do not have a Chairman of the Board or a lead Independent Trustee. Our Chief Financial Officer and Treasurer is not a member of the Board, but he and our Director of Internal Audit regularly attend Board and Board committee meetings. Other officers of TRA and RMR LLC also sometimes attend Board meetings at the invitation of the Board. Special meetings of the Board may be called at any time by any Managing Trustee, the Chief Executive Officer or the Secretary pursuant to the request of any two Trustees then in office. Our Managing Trustees, in consultation with the Company's management and the Director of Internal Audit, set the agenda for Board meetings. Other Trustees may suggest agenda items. Discussions at Board meetings are led by the Managing Trustee or Independent Trustee who is most knowledgeable on a subject.

Pursuant to the Company's Governance Guidelines, the Company's Independent Trustees are expected to meet in regularly scheduled meetings at which only Independent Trustees are present. It is expected that these executive sessions may occur at least twice per year. Our Independent Trustees also meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. The presiding Trustee for purposes of leading Independent Trustee sessions is the Chair of the Audit Committee unless the Independent Trustees determine otherwise.

In 2018, the Board held eight meetings. In 2018, each Trustee attended 75% or more of the aggregate of all meetings of the Board and the committees on which he served or that were held during the period in which he served as a Trustee or committee member. The Company's policy with respect to Board members' attendance at meetings of the Board and annual meetings of shareholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.trmtreit.com.

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Independence of Trustees

Under the corporate governance listing standards of the Nasdaq, the Board must consist of a majority of Independent Trustees. To be considered independent:

  •
  a trustee must not have a disqualifying relationship, as defined in the corporate governance section of the Nasdaq rules; and

  •
  the Board must affirmatively determine that the trustee otherwise has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a trustee. To facilitate the trustee independence assessment process, the Board has adopted written Governance Guidelines as described below.

Our Bylaws also require that a majority of the Board be Independent Trustees. Under our Declaration of Trust, Independent Trustees are Trustees who are not employees of TRA or RMR LLC, are not involved in the Company's day to day activities and who meet the qualifications of independent directors under the applicable rules of the Nasdaq and the SEC.

The Board affirmatively determines whether Trustees have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Trustees or trustees or directors of the Company's subsidiaries. In making independence determinations, the Board observes the Nasdaq and SEC criteria, as well as the criteria in our Bylaws. When assessing a Trustee's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Trustee's standpoint, but also from that of the persons or organizations with which the Trustee has an affiliation. Based on this review, the Board has determined that John L. Harrington, Joseph L. Morea and Jeffrey P. Somers currently qualify as independent trustees under applicable Nasdaq and SEC criteria and as Independent Trustees under our Bylaws. In making these independence determinations, the Board reviewed and discussed additional information provided by the Trustees and the Company with regard to each of the Trustees' relationships with the Company, TRA, RMR LLC or RMR Inc. and the other companies to which RMR LLC or its subsidiaries provide management and advisory services. The Board has concluded that none of these three Trustees possessed or currently possesses any relationship that could impair his or her judgment in connection with his duties and responsibilities as a Trustee or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.

Board Committees

The Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. The Audit Committee, Compensation Committee and Nominating and Governance Committee have each adopted a written charter, which is available on the Company's website, www.trmtreit.com, by clicking on "Investors" and then clicking on "Governance." Shareholders may also request copies free of charge by writing to Investor Relations, Tremont Mortgage Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Our Audit Committee, Compensation Committee and Nominating and Governance Committee are comprised entirely of Independent Trustees, and an Independent Trustee serves as Chair of each committee. The Director of Internal Audit, with the assistance of Company management, proposes the agenda for committee meetings under the oversight and direction of the Committee Chairs. Additionally, the charter of each of our Audit Committee, Compensation Committee and Nominating and Governance Committee provides that the committee may form and delegate authority to subcommittees of one or more members when appropriate. Subcommittees are subject to the provisions of the applicable committee's charter. Additional information about the committees is provided below.

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Audit Committee

Joseph L. Morea Committee Chair

Additional Committee Members: John L. Harrington and Jeffrey P. Somers
Meetings Held in 2018: 8

Primary Role:
The Audit Committee is comprised solely of Independent Trustees. Its primary role is to help the Board fulfill its oversight responsibilities related to the integrity of our financial statements and financial reporting process, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal audit function, risk management and our compliance with legal and regulatory requirements. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of the Company's independent auditor and the resolution of disagreements between management and the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee also has final authority and responsibility for the appointment and assignment of duties to the Director of Internal Audit. The Audit Committee reviews the overall audit scope and plans of the audit with the independent auditor. The Audit Committee also reviews with management and the independent auditors the Company's quarterly reports on Form 10-Q, annual reports on Form 10-K and earnings releases.

The Board has determined that each member of the Audit Committee is financially literate and that Mr. Harrington is the Audit Committee's "financial expert."

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Compensation Committee

John L. Harrington Committee Chair

Additional Committee Members: Joseph L. Morea and Jeffrey P. Somers
Meetings Held in 2018: 6

Primary Role:
The Compensation Committee is comprised solely of Independent Trustees. Its primary responsibilities pertain to evaluating the performance and compensation of TRA, of our executive officers and our Director of Internal Audit, evaluating and approving any changes in our agreements with TRA and approving equity compensation awards. The Compensation Committee recommends to the Board the cash compensation payable to our Trustees for Board and committee service. It also reviews amounts payable by us to TRA under our management agreement and approves any proposed amendments to or termination of that agreement.

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Nominating and Governance Committee

Jeffrey P. Somers Committee Chair

Additional Committee Members: John L. Harrington and Joseph L. Morea
Meetings Held in 2018: 3

Primary Role:
The Nominating and Governance Committee is comprised solely of Independent Trustees. Its primary role is to identify individuals qualified to become Board members, consistent with criteria approved by the Board, and to recommend candidates to the entire Board for nomination or selection as Board members for each annual meeting of shareholders or when vacancies occur, to perform certain assessments of the Board and Board committees, including to assess the independence of Trustees and Trustee nominees, and to develop and recommend to the Board governance principles for the Company. Under its charter, the Nominating and Governance Committee is also responsible for considering and reporting on the Company's succession planning to the Board.

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Board Oversight of Risk

The Board is elected by shareholders to oversee the Company's business and long term strategy. As part of fulfilling its responsibilities, the Board oversees the safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations. Inherent in these responsibilities is the Board's understanding and oversight of the various risks facing the Company. The Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of the Company's business strategy.

Oversight of Risk

  •
  The Board oversees risk management.

  •
  Board committees play significant roles in carrying out the risk oversight function.

  •
  TRA implements risk management and the Company's officers and Director of Internal Audit help evaluate and implement risk management.

The Board oversees risk as part of its general oversight of the Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Company is conducted by TRA, and TRA and the Company's officers and Director of Internal Audit are responsible to incorporate risk management in their activities. The Company's Director of Internal Audit provides the Company advice and assistance with the Company's risk management function.

In discharging their oversight responsibilities, the Board and Board committees review regularly a wide range of reports provided to them by TRA and other service providers, including:

  •
  reports on market and industry conditions;

  •
  operating and regulatory compliance reports;

  •
  financial reports;

  •
  reports on risk management activities;

  •
  regulatory and legislative updates that may impact the Company;

  •
  reports on the security of the Company's information technology processes and the Company's data; and

  •
  legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with representatives of TRA, RMR LLC, officers of the Company, the Director of Internal Audit, legal counsel and the Company's independent auditors.

The Audit Committee takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Audit Committee meets at least quarterly and reports its findings to the Board. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal control over financial reporting. The Audit Committee also reviews, approves and oversees an internal audit plan developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes on an annual basis. The Audit Committee considers risks relating to cybersecurity and, for that purpose, receives regular reports from management regarding cybersecurity risks and countermeasures being undertaken or considered by the Company, including updates on the internal and external cybersecurity landscape and relevant technical developments. The Audit Committee also meets periodically with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or

TREMONT MORTGAGE TRUST     2019 Proxy Statement    27

recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of the Company's risk management.

The Compensation Committee whose duties are detailed in its charter, among other duties, evaluates the performance of the Company's Director of Internal Audit and TRA's performance under the Company's management agreement, including any perceived risks created by compensation arrangements. Also, the Compensation Committee and the Board consider that the Company has a share award program that requires share awards to executive officers to vest over a period of years. The Company believes that the use of share awards vesting over time rather than stock options mitigates the incentives for the Company's management to undertake undue risks and encourages management to make longer term and appropriately risk balanced decisions.

It is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our Annual Report. The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Shareholder Engagement

Shareholders may effectively communicate a point of view to the Board in a number of ways, including:

  •
  recommending candidates for election to the Board;

  •
  directing communications to individual Trustees or the entire Board; and

  •
  attending the annual meeting of shareholders.

Communication with the Board

The Board has established a process to facilitate communication by shareholders and other interested parties with the Company's Trustees, individually or as a group. Communications should be addressed to the party for whom the communication is intended, in care of the Secretary, Tremont Mortgage Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@trmtreit.com.

Code of Business Conduct and Ethics

The Company has adopted the Code to, among other things, provide guidance to our Trustees and officers and RMR LLC, its officers and employees and its parent's and subsidiaries' directors, officers and employees to ensure compliance with applicable laws and regulations.

The Company's shareholders, Trustees, executive officers and persons involved in the Company's business can ask questions about the Code and other ethics and compliance issues, or report potential violations as follows: by writing to the Director of Internal Audit at Tremont Mortgage Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458; by calling toll free (866) 511-5038; by emailing Internal.Audit@trmtreit.com; or by filling out a report by visiting the Company's website, www.trmtreit.com, clicking "Investors," clicking "Governance" and then clicking "Governance Hotline." We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or

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waivers from, provisions of our Code that apply to the principal executive officer, principal financial officer or controller, or persons performing similar functions, by posting such information on our website.

Trading Policies

Pursuant to the Company's insider trading policy, Trustees and executive officers are required to obtain pre-approval from at least two designated individuals before trading or agreeing to trade in, including by entering into a share trading plan such as a 10b5-1 trading plan, with respect to any Company security, except for regular reinvestments in the Company's securities made pursuant to a dividend reinvestment plan.

The Company's insider trading policy generally prohibits (i) the Company's Trustees and officers, (ii) TRA, (iii) RMR LLC, (iv) RMR Inc., (v) the board of directors of RMR Inc. and (vi) senior level officers of TRA, RMR LLC or RMR Inc. and, to the extent involved in TRA's services to the Company, other officers and employees of TRA or RMR LLC (collectively, "Covered Persons"), from, directly or indirectly through family members or others, purchasing or selling Common Shares or the Company's other equity or debt securities while in possession of material, non-public information concerning the Company. Similar prohibitions also apply to trading in the securities of RMR Inc. and public companies to which TRA or its affiliates provide management services on the basis of material, non-public information learned in the course of performing services for those companies. Additionally, the Company's insider trading policy generally prohibits Covered Persons from: (i) engaging in short sales, (ii) engaging in transactions involving publicly traded options, (iii) engaging in hedging transactions, (iv) holding Common Shares and certain other securities in a margin account and (v) pledging Common Shares and certain other securities as collateral for a loan.

Shareholder Nominations and Other Proposals

Deadline to Submit Proposals pursuant to Rule 14a-8 for the 2020 Annual Meeting of Shareholders: Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at our principal executive offices on or before December 9, 2019 in order to be eligible to be included in the proxy statement for the 2020 annual meeting of shareholders; provided, that, if the date of the 2020 annual meeting is more than 30 days before or after April 24, 2020, such a proposal must be submitted within a reasonable time before we begin to print its proxy materials. Under Rule 14a-8, the Company is not required to include shareholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

Deadline to Submit Nominations and Other Proposals for the 2020 Annual Meeting of Shareholders under our Bylaws: To be timely, shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2020 annual meeting must be received by our Secretary our principal executive offices, in accordance with the requirements of our Declaration of Trust and Bylaws, not later than 5:00 p.m., Eastern time, on December 9, 2019 and not earlier than November 9, 2019; provided, that, if the date of the 2020 annual meeting is more than 30 days earlier or later than April 24, 2020, then a shareholder's notice must be so delivered not later than 5:00 p.m., Eastern time, on the tenth day following the earlier of the day on which (i) notice of the date of the 2020 annual meeting is mailed or otherwise made available or (ii) public announcement of the date of the 2020 annual meeting is first made by the Company. Shareholders making such a nomination or proposal must comply with the advance notice and other requirements set forth in our Declaration of Trust and Bylaws, which include, among other things, requirements as to the shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

The foregoing description of the deadlines and other requirements for a shareholder to submit a nomination for election to the Board or proposal for other business for consideration at an annual meeting of shareholders is only a summary and is not a complete listing of all requirements. Copies of our Declaration of Trust and Bylaws, including the requirements for shareholder nominations and other shareholder proposals, may be obtained by writing to the Company's Secretary at Tremont Mortgage Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions.

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Related Person Transactions

The descriptions of agreements in this "Related Person Transactions" section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to the Annual Report.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) or a proposed transaction in which (i) the Company was, is or will be a participant, (ii) the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company's total assets at year end for the last two completed fiscal years and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time since January 1, 2018 was:

  •
  a Trustee, a nominee for Trustee or an executive officer of the Company;

  •
  known to the Company to be the beneficial owner of more than 5% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

The Company has adopted written Governance Guidelines that describe the consideration and approval of related person transactions. Under these Governance Guidelines, the Company may not enter into a transaction in which any Trustee or executive officer, any member of the immediate family of any Trustee or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Trustees, even if the disinterested Trustees constitute less than a quorum. If there are no disinterested Trustees, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Trustees. In determining whether to approve or ratify a transaction, the Board, or disinterested Trustees or Independent Trustees, as the case may be, also act in accordance with any applicable provisions of the Company's Declaration of Trust and Bylaws and consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Trustees or otherwise in accordance with the Company's policies, Declaration of Trust and Bylaws, each as described above. In the case of transactions with the Company by employees of RMR Inc. and its subsidiaries who are subject to the Code but who are not Trustees or executive officers of the Company, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of the Company's Governance Guidelines and the Code are available on the Company's website, www.trmtreit.com.

Certain Related Person Transactions

Relationships with TRA, RMR LLC and Others Related to Them. The Company has relationships and historical and continuing transactions with TRA, RMR LLC, RMR Inc., and others related to them. Our manager, TRA, is a subsidiary of RMR LLC, which is a majority owned subsidiary of RMR Inc. and RMR Inc. is the managing member of RMR LLC. RMR LLC provides certain shared services to TRA which are applicable to the Company, and the Company reimburses TRA for the amounts it pays for those services. One of our Managing Trustees, Adam D. Portnoy, as the sole trustee of ABP Trust, is the

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controlling shareholder of RMR Inc. and beneficially owns all the class A membership units of RMR LLC not owned by RMR Inc. Adam D. Portnoy is a director of TRA, an officer and employee of RMR LLC and a managing director, president and chief executive officer of RMR Inc. Barry M. Portnoy was the Company's other Managing Trustee and a managing director and an officer of RMR Inc. and an officer and employee of RMR LLC until his death on February 25, 2018. David M. Blackman, the Company's other Managing Trustee and the Company's President and Chief Executive Officer, also serves as the president and chief executive officer of TRA and is an executive officer and employee of RMR LLC, and our other officers are also officers and/or employees of TRA or RMR LLC.

The Company's Independent Trustees also serve as independent trustees or independent directors of other public companies to which RMR LLC or its subsidiaries provide management services. Adam Portnoy serves, and, until his death, Barry Portnoy served, as a managing director or managing trustee of these companies and other officers of RMR LLC, including David Blackman, serve as managing trustees or managing directors of certain of these companies. In addition, officers of TRA, RMR LLC and RMR Inc. serve as the Company's officers and officers of other companies to which RMR LLC or its subsidiaries provide management services.

RMR LLC or its subsidiaries provide management services to four other Nasdaq listed REITs: Office Properties Income Trust ("OPI") (formerly known as Government Properties Income Trust), which owns office buildings primarily leased to single tenants and those with high credit quality characteristics, such as government tenants; Industrial Logistics Properties Trust ("ILPT"), which owns industrial and logistics properties; Senior Housing Properties Trust ("SNH"), which primarily owns healthcare, senior living and medical office buildings; and Hospitality Properties Trust ("HPT"), which primarily owns hotels and travel centers. RMR LLC also provides services to other publicly and privately owned companies, including: Five Star Senior Living Inc., which operates senior living communities; TravelCenters of America LLC ("TA"), which operates and franchises travel centers and restaurants; and Sonesta International Hotels Corporation, which operates, manages and franchises hotels, resorts and cruise ships ("Sonesta"). A subsidiary of RMR LLC is an investment adviser to RMR Real Estate Income Fund ("RIF"), a closed end investment company listed on the NYSE American, which invests in securities of real estate companies that are not managed by RMR LLC.

The Company has no employees. The personnel and various services the Company requires to operate the Company's business are provided to the Company by TRA pursuant to a management agreement between the Company and TRA, which provides for the day to day management of the Company's operations by TRA, subject to the oversight and direction of the Board. The management agreement is described below, see "—Management Agreement with TRA."

Management Agreement with TRA. The Company's management agreement with TRA provides for an annual base management fee and a quarterly incentive fee, among other terms:

  •
  Base Management Fee. The Company is required to pay TRA an annual base management fee equal to 1.5% of the Company's "Equity", payable in cash quarterly (0.375% per quarter) in arrears. Under the management agreement, "Equity" means (a) the sum of (i) the proceeds received by the Company from the initial public offering (the "IPO") and the concurrent private placement of Common Shares to TRA, plus (ii) the net proceeds received by the Company from any future sale or issuance of shares of beneficial interest, plus (iii) the Company's cumulative Core Earnings, as defined below, for the period commencing on the completion of the IPO to the end of the most recent calendar quarter, less (b) (i) any distributions previously paid to holders of Common Shares, (ii) any incentive fee previously paid to TRA and (iii) any amount that we may have paid to repurchase Common Shares. All items in the foregoing sentence (other than clause (a)(iii)) are calculated on a daily weighted average basis.

  •
  Incentive Fee. Starting in the first full calendar quarter following the first anniversary of the closing of the IPO, or the quarter ending December 31, 2018, the Company is required to pay TRA quarterly an incentive fee in arrears in cash equal to the difference between: (a) the product of (i) 20% and (ii) the difference between (A) the Company's Core Earnings for the most recent

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    12 month period (or such lesser number of completed calendar quarters, if applicable), including the calendar quarter (or part thereof) for which the calculation of the incentive fee is being made, and (B) the product of (1) the Company's Equity in the most recent 12 month period (or such lesser number of completed calendar quarters, if applicable), including the calendar quarter (or part thereof) for which the calculation of the incentive fee is being made, and (2) 7% per year and (b) the sum of any incentive fees paid to TRA with respect to the first three calendar quarters of the most recent 12 month period (or such lesser number of completed calendar quarters preceding the applicable period, if applicable). No incentive fee shall be payable with respect to any calendar quarter unless Core Earnings for the 12 most recently completed calendar quarters (or such lesser number of completed calendar quarters from the date of the completion of the IPO) in the aggregate is greater than zero. The incentive fee may not be less than zero.

For purposes of the calculation of base management fees and incentive fees payable to TRA, "Core Earnings" is defined as net income (or loss) attributable to the holders of Common Shares, computed in accordance with U.S. generally accepted accounting principles ("GAAP"), including realized losses not otherwise included in GAAP net income (loss), and excluding: (a) the incentive fees earned by TRA; (b) depreciation and amortization (if any); (c) non-cash equity compensation expense (if any); (d) unrealized gains, losses and other similar non-cash items that are included in net income for the period of the calculation (regardless of whether such items are included in or deducted from net income or in other comprehensive income or loss under GAAP); and (e) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items, in each case after discussions between TRA and the Company's Independent Trustees and approved by a majority of the Company's Independent Trustees. Pursuant to the terms of the management agreement, the exclusion of depreciation and amortization from the calculation of Core Earnings shall only apply to owned real estate. The Company's shares of beneficial interest that are entitled to a specific periodic distribution or have other debt characteristics will not be included in "Equity" for the purpose of calculating incentive fees payable to TRA. Instead, the aggregate distribution amount that accrues to such shares during the calendar quarter of such calculation will be subtracted from Core Earnings for purposes of calculating incentive fees, unless such distribution is otherwise already excluded from Core Earnings. Equity and Core Earnings as defined in the management agreement are non-GAAP financial measures and may be different than the Company's shareholders' equity and the Company's net income calculated according to GAAP.

In June 2018, TRA agreed to waive any base management fees otherwise due and payable pursuant to the Company's management agreement for the period beginning July 1, 2018 until June 30, 2020. In addition, TRA also agreed that no incentive fee will be paid or payable by the Company for the 2018 or 2019 calendar years.

Pursuant to the Company's management agreement, the Company recognized base management fees of approximately $0.4 million for the year ended December 31, 2018. If TRA had not agreed to waive its base management fees beginning July 1, 2018, the Company would have recognized approximately $0.9 million of base management fees for the year ended December 31, 2018. The Company did not recognize any incentive fees for the year ended December 31, 2018.

Term and Termination. The initial term of the management agreement ends on December 31, 2020. The management agreement automatically renews for successive one year terms beginning January 1, 2021 and each January 1 thereafter, unless it is sooner terminated upon written notice delivered no later than 180 days prior to a renewal date by the affirmative vote of at least two-thirds (2/3) of the Company's Independent Trustees based upon a determination that (a) TRA's performance is unsatisfactory and materially detrimental to the Company or (b) the base management fee and incentive fee, taken as a whole, payable to TRA are not fair to the Company (provided that in the instance of (b), TRA will be afforded the opportunity to renegotiate the base management fee and incentive fee prior to termination). The management agreement may be terminated by TRA before each annual renewal upon written notice delivered to the Board no later than 180 days prior to an annual renewal date. The Company may also terminate the management agreement at any time, including during the initial term, without the payment of any termination fee, with at least 30 days' prior written notice from us upon the occurrence of a "cause event," as defined in the management agreement. TRA may terminate the management agreement in

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certain other circumstances, including if the Company becomes required to register as an investment company under the Investment Company Act of 1940, as amended, for the Company's uncured "material breach," as defined in the management agreement, the Company materially reduces TRA's duties and responsibilities or scope of its authority under the management agreement or the Company ceases or take steps to cease to conduct the business of originating or investing in CRE loans.

Termination Fee. In the event the management agreement is terminated by the Company without a cause event or by TRA for a material breach, the Company will be required to pay TRA a termination fee equal to (a) three times the sum of (i) the average annual base management fee and (ii) the average annual incentive fee, in each case paid or payable to TRA during the 24 month period immediately preceding the most recently completed calendar quarter prior to the date of termination or, if such termination occurs within 24 months of its initial commencement, the base management fee and the incentive fee will be annualized for such 24 month period based on such fees earned by TRA during such period, plus (b) an amount equal to the initial organizational costs related to the Company's formation and the costs of the IPO and the concurrent private placement paid by TRA. No termination fee will be payable if the management agreement is terminated by the Company for a cause event or by TRA without a material breach by the Company.

Expense Reimbursement. TRA, and not the Company, is responsible for the costs of its employees who provide services to the Company, including the cost of TRA's personnel who originate the Company's loans, unless any such payment or reimbursement is specifically approved by a majority of the Company's Independent Trustees, is a shared services cost or relates to awards made under any equity compensation plan adopted by the Company from time to time. Generally, it is the practice of TRA and RMR LLC to treat individuals who spend 50% or more of their business time providing services to TRA as employees of TRA. The Company is required to pay or to reimburse TRA and its affiliates for all other costs and expenses of the Company's operations, including but not limited to, the costs of rent, utilities, office furniture, equipment, machinery and other overhead type expenses, the costs of legal, accounting, auditing, tax planning and tax return preparation, consulting services, diligence costs related to the Company's investments, investor relations expenses and other professional services, and other costs and expenses not specifically required under the Company's management agreement to be borne by TRA. Some of these overhead, professional and other services are provided by RMR LLC pursuant to a shared services agreement between TRA and RMR LLC. The Company reimburses TRA for shared services costs TRA pays to RMR LLC and its affiliates, and these reimbursements may include an allocation of the cost of personnel employed by RMR LLC, with such shared services costs subject to approval by a majority of the Company's Independent Trustees at least annually. The Company incurred shared services costs of approximately $1.5 million for the year ended December 31, 2018, payable to TRA as reimbursement for shared services costs it paid to RMR LLC. In addition, the Company also pays the Company's pro rata portion of internal audit costs incurred by RMR LLC on behalf of the Company and other public companies to which RMR LLC or its subsidiaries provide management services. The Audit Committee appoints the Company's Director of Internal Audit and its Compensation Committee approves the costs of its internal audit function. The amount recognized as expense for internal audit costs was approximately $0.1 million for the year ended December 31, 2018.

Business Opportunities. Under the management agreement, the Company and TRA have agreed that for so long as TRA is managing the Company, neither TRA nor any of its affiliates, including RMR LLC, will sponsor or manage any other publicly owned REIT that invests primarily in first mortgage loans secured by middle market and transitional CRE located in the United States, unless such activity is approved by the Company's Independent Trustees. However, the management agreement does not prohibit TRA or its affiliates (including RMR LLC) or their respective directors, trustees, officers, employees or agents from competing or providing services to other persons, funds, investment vehicles, REITs or other entities that may compete with the Company, including, among other things, with respect to the origination, acquisition, making, arranging or managing of first mortgage loans secured by middle market or transitional CRE or other investments like those the Company intends to make. The management agreement also provides that if TRA, its affiliates (including RMR LLC) or any of their respective directors, trustees, officers, employees or agents acquires knowledge of a potential business opportunity, the

TREMONT MORTGAGE TRUST     2019 Proxy Statement    33

Company renounces any potential interest or expectation in, or right to be offered or to participate in, such business opportunity to the maximum extent permitted by Maryland law.

Because TRA and RMR LLC will not be prohibited from competing with us in all circumstances, and RMR LLC provides management services to other companies, conflicts of interest exist with regard to the allocation of investment opportunities and for the time and attention of TRA, RMR LLC and their personnel. The management agreement acknowledges these conflicts of interest and, in that agreement, the Company agrees that TRA, RMR LLC and their subsidiaries may resolve such conflicts in good faith in their fair and reasonable discretion. In the case of such a conflict, TRA, RMR LLC and their subsidiaries will endeavor to allocate such investment opportunities in a fair and reasonable manner, taking into account such factors as they deem appropriate.

Liability and Indemnification. TRA maintains a contractual as opposed to a fiduciary relationship with the Company. Pursuant to the management agreement, TRA does not assume any responsibility other than to render the services called for thereunder in good faith and is not responsible for any action of the Board in following or declining to follow its advice or recommendations. Under the terms of the management agreement, TRA and its affiliates, including RMR LLC, and their respective directors, trustees, officers, shareholders, owners, members, managers, employees and personnel will not be liable to us or any of the Company's Trustees, shareholders or subsidiaries, or any of the trustees, directors or shareholders of any of the Company's subsidiaries, for any acts or omissions related to the provision of services to the Company under the management agreement, except by reason of acts or omissions that have been determined in a final, non-appealable adjudication to have constituted bad faith, fraud, intentional misconduct, gross negligence or reckless disregard of the duties of TRA under the management agreement. In addition, under the terms of the management agreement, the Company agrees to indemnify, hold harmless and advance expenses to TRA and its affiliates, including RMR LLC, and their respective directors, trustees, officers, shareholders, owners, members, managers, employees and personnel from and against any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever, including all reasonable attorneys', accountants' and experts' fees and expenses, arising from any acts or omissions related to the provision of services to the Company or the performance of any matters pursuant to an instruction by the Board, except to the extent there is a final, non-appealable adjudication that such acts or omissions constituted bad faith, fraud, intentional misconduct, gross negligence or reckless disregard of the duties of TRA under the management agreement. Such persons will also not be liable for trade errors that may result from ordinary negligence, including errors in the investment decision making or trade process.

Credit Agreement with TRA. In February 2019, the Company entered into a credit agreement with TRA, as lender (the "RMR Credit Agreement"), pursuant to which, from time to time within six months following the date of the RMR Credit Agreement, the Company may borrow up to $25 million in unsecured loans at a rate of 6.50% per annum. The proceeds of any borrowings under the RMR Credit Agreement will be principally used to fund additional investments in first mortgage bridge loans that are consistent with the Company's business strategy and have been approved by the Company's Board. As of the date of this Proxy Statement, the Company has not borrowed any funds under the RMR Credit Agreement.

Share Awards to Employees of TRA and RMR LLC. The Company awards Common Shares to the Company's officers and certain other employees of TRA and/or RMR LLC annually. Generally, one fifth of these awards vest on the date of the award and one fifth vests on each of the next four anniversaries of the date of the award. During 2018, the Company awarded to the Company's officers and other employees of TRA and/or RMR LLC annual awards of 46,300 Common Shares, valued at $0.5 million, in aggregate, based upon the closing price of the Common Shares on the Nasdaq on the date the awards were made under our equity compensation plan. These share awards to employees of TRA and RMR LLC are in addition to the share awards made to the Company's current and former Managing Trustees, as Trustee compensation, and the fees we paid to TRA. During 2018, the Company purchased 2,422 Common Shares, at the closing price of the Common Shares on the Nasdaq on the date of purchase, from certain of the Company's officers and other employees of TRA and/or RMR LLC in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of our Common Shares.

34    TREMONT MORTGAGE TRUST     2019 Proxy Statement

On occasion, the Company has entered into arrangements with former employees of TRA or RMR LLC in connection with the termination of their employment with TRA or RMR LLC, providing for the acceleration of vesting of Common Share awards previously awarded to them under the Company's equity compensation plan. The aggregate value of the Common Share awards the Company so accelerated, measured as of the effective dates of acceleration, was $45,200, in aggregate, for the year ended December 31, 2018. Additionally, each of the Company's executive officers during 2018 received share awards of other companies to which RMR LLC or its subsidiaries provide management services in their capacities as officers or employees of RMR LLC.

Other. In addition to the fees and expense reimbursements payable to TRA under the management agreement, TRA and its affiliates may benefit from other fees paid to it in respect of the Company's investments. For example, if the Company seeks to securitize some of the Company's CRE loans, TRA or its affiliates may act as collateral manager. In any of these or other capacities, TRA and its affiliates may receive fees for their services if approved by a majority of the Company's Independent Trustees.

The Company has in the past held, and likely will in the future hold, business meetings at hotels operated by Sonesta, which is majority owned by one of the Company's Managing Trustees, Adam Portnoy, and the remainder was owned by Barry Portnoy until his death and which manages certain hotels owned by HPT, and the Company's Trustees and officers have in the past stayed, and are likely in the future to stay, overnight at hotels operated by Sonesta when traveling for Company business. The Company pays Sonesta for the use of meeting space and related services and pays Sonesta or reimburses the Company's Trustees and officers for the costs of these hotel stays.

Directors' and Officers' Liability Insurance. The Company, RMR Inc. and certain other companies to which RMR LLC or its subsidiaries provide management services participate in a combined directors' and officers' liability insurance policy. The current combined policy expires in September 2020. The Company paid an aggregate premium of approximately $0.2 million for this policy in 2018.

The foregoing descriptions of the Company's agreements with TRA, RMR LLC and other related persons are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov. The Company may engage in additional transactions with related persons, including businesses to which TRA, RMR LLC or their affiliates provide management services.

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OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Trustees and Executive Officers

The following table sets forth information regarding the beneficial ownership of the outstanding Common Shares by each Trustee nominee, each Trustee, each of our named executive officers, and our Trustees, Trustee nominees and executive officers as a group, all as of January 31, 2019. Unless otherwise noted, to the Company's knowledge, voting power and investment power in the Common Shares are exercisable solely by the named person and the principal business address of the named person is c/o Tremont Mortgage Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Name and Address	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares*	Additional Information
Adam D. Portnoy	604,600	19.0%	Includes 600,100 Common Shares owned by TRA. Voting and investment power with respect to Common Shares owned by TRA may be deemed to be shared with Adam D. Portnoy as the sole trustee, President and an owner of ABP Trust.
G. Douglas Lanois	10,000	Less than 1%
David M. Blackman	13,519	Less than 1%
John L. Harrington	4,500	Less than 1%
			Includes 4,500 Common Shares owned by the John L. Harrington Revocable Trust. Mr. Harrington may be deemed to hold voting and investment power as a trustee and beneficiary of the John L. Harrington Revocable Trust.
Joseph L. Morea	4,500	Less than 1%
Jeffrey P. Somers	4,500	Less than 1%

All Trustees and executive officers as a group (six persons)	641,619	20.2%

*
Based on 3,178,817 Common Shares outstanding as of the record date, January 31, 2019.

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Principal Shareholders

Set forth in the table below is information about the number of shares held by persons the Company knows to be the beneficial owners of more than 5% of the Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

Tremont Realty Advisors LLC, The RMR Group Inc., The RMR Group LLC, ABP Trust and Adam D. Portnoy Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	604,600	19.0%	Based on a Schedule 13D filed with the SEC on September 19, 2017 and the Form 4 filed by Adam D. Portnoy on April 25, 2018:

•

TRA directly owns and has shared voting and dispositive power over 600,100 Common Shares. Voting and investment power with respect to Common Shares owned by TRA may be deemed to be shared by RMR LLC, RMR Inc., ABP Trust and Adam D. Portnoy as controlling shareholder of RMR Inc. TRA is a direct wholly owned subsidiary of RMR LLC, which is a direct majority owned operating subsidiary of RMR Inc. None of RMR LLC, RMR Inc. or ABP Trust directly owns any Common Shares.

•

Adam D. Portnoy directly owns and has sole voting and dispositive power over 4,500 Common Shares and beneficially owns and has shared voting and dispositive power over 600,100 Common Shares.

John A. Gill 2101 Parks Ave. Suite 402 Virginia Beach, VA 23451	229,479	7.2%	Based on a Schedule 13G/A filed with the SEC on February 13, 2019 by John A. Gill:

•

John A. Gill beneficially owns 229,479 Common Shares. John A. Gill has sole voting power over 117,506 Common Shares, shared voting power over 111,973 Common Shares, sole dispositive power over 117,506 Common Shares and shared dispositive power of 111,973 Common Shares.

•

John A. Gill disclaims beneficial ownership of 111,973 shares that are held in advisory accounts at the registered investment adviser where John A. Gill is employed and with respect to which John A. Gill exercises discretionary authority.

*
Beneficial ownership of TRA is shown as of September 18, 2017. Based on information provided by TRA, the number of Common Shares beneficially owned by TRA has not changed since September 18, 2017. Beneficial ownership for John A. Gill is shown as of December 31, 2018.

**
Our Declaration of Trust places restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of the Company's shares. TRA and its affiliates, however, are Excepted Holders, as defined in our Declaration of Trust, and therefore are not subject to this ownership limit, subject to certain limitations.

  The percentages indicated are based on 3,178,817 Common Shares outstanding as of the record date, January 31, 2019.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our Trustees, executive officers and beneficial owners of more than 10% of our Common Shares to file reports of ownership and changes of ownership with the SEC and the Nasdaq. Based on our records and other information, we believe that during the year ended December 31, 2018 all applicable Section 16(a) filing requirements were met.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised entirely of the three Independent Trustees listed above. No member of the Compensation Committee is a current, or during 2018 was a former, officer or employee of the Company. In 2018, none of the Company's executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company, or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on the Compensation Committee of the Company. Members of the Compensation Committee serve as independent trustees or independent directors and compensation committee members of other public companies to which RMR LLC or its subsidiaries provide management services. Mr. Somers serves as an independent trustee of OPI, SNH and RIF. Mr. Harrington serves as an independent trustee of HPT, OPI, SNH and RIF. Mr. Morea serves as an independent trustee of ILPT and RIF and an independent director of TA. In addition, each of our Independent Trustees serves as a director of AIC. The disclosures regarding our relationships with these foregoing entities and certain transactions with or involving them under the section entitled "Certain Related Person Transactions" are incorporated by reference herein.

38    TREMONT MORTGAGE TRUST     2019 Proxy Statement

EXECUTIVE COMPENSATION

The following tables and footnotes summarize the total compensation of the Company's President and Chief Executive Officer and Chief Financial Officer and Treasurer, who were serving as such officers during the fiscal year ended December 31, 2018, or the Company's "named executive officers." None of the Company's named executive officers is employed by the Company. TRA, a subsidiary of RMR LLC, provides services that otherwise would be provided by employees and either RMR LLC or TRA employs and compensates the Company's named executive officers directly and in their sole discretion in connection with their services rendered to TRA, RMR LLC and to the Company. For information regarding the compensation paid by the Company to TRA and RMR LLC, please see the above "Related Person Transactions" section. For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2018 and its Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement. The Company does not pay the Company's named executive officers salaries or bonuses or provide other compensation or employee benefits except for the awards of Common Shares under the 2017 Equity Compensation Plan.

Summary Compensation Table

Name and Principal Position	Year	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)

David M. Blackman	2018	$116,795	$—	$116,795
President and Chief Executive Officer	2017	79,350	—	79,350

G. Douglas Lanois	2018	59,000	—	59,000
Chief Financial Officer and Treasurer	2017	79,350	—	79,350

(1)
Represents the grant date fair value of Common Share awards in 2018 and 2017 calculated in accordance with ASC 718 (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. The values listed in this column include the value of 5,000 Common Shares the Company awarded to Mr. Blackman in his capacity of President and Chief Executive Officer and the 4,500 Common Shares the Company awarded to him in his capacity as a Managing Trustee.

TREMONT MORTGAGE TRUST     2019 Proxy Statement    39

2018 Outstanding Equity Awards at Fiscal Year End

Share awards granted by the Company to the named executive officers in 2018 in their capacity as officers of the Company provide that one fifth of each award vested on the date of the award grant and an additional one fifth vests on each of the next four anniversaries of the award date, subject to the applicable named executive officer continuing to render significant services, whether as an employee or otherwise, to the Company, TRA, RMR LLC or any company to which RMR LLC provides management services or their respective affiliates and to accelerated vesting under certain circumstances. Holders of vested and unvested Common Shares awarded under the 2017 Equity Compensation Plan receive distributions that the Company makes, if any, on its shares on the same terms as other holders of the Common Shares.

The following table shows the total Common Shares awarded by the Company to its named executive officers in their capacity as officers of the Company that were unvested as of December 31, 2018.

		Stock Awards

Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

David M. Blackman	2018	4,000	$36,200
	2017	3,000	27,150

G. Douglas Lanois	2018	4,000	36,200
	2017	3,000	27,150

(1)
The Common Shares awarded in 2018 and 2017 were awarded on September 13, 2018 and November 13, 2017, respectively.

(2)
Equals the number of Common Shares not vested multiplied by the closing price of the Common Shares on December 31, 2018.

Potential Payments upon Termination or Change in Control

Although we have no formal policy, plan or arrangement for payments to employees of TRA or RMR LLC in connection with the termination of their employment with TRA or RMR LLC, we may in the future provide on a discretionary basis for the acceleration of vesting of Common Shares previously awarded to them under the 2017 Equity Compensation Plan depending on various factors we then consider relevant and if we believe it is in our best interests to do so.

The form of share award agreement for awards made to our named executive officers provides for acceleration of vesting of all share awards upon the occurrence of certain change in control or termination events (each, a "Termination Event").

The following table describes the potential payments to our named executive officers upon a Termination Event, if such event had occurred, as of December 31, 2018.

Name	Number of Shares Vested Upon Termination Event (#)	Value Realized on Termination Event as of December 31, 2018 ($)(1)

David M. Blackman	7,000	$ 63,350
G. Douglas Lanois	7,000	63,350

(1)
Equals the number of Common Shares multiplied by the closing price of the Common Shares on December 31, 2018.

For a discussion of the consequences of a Termination Event under the Company's management agreement with TRA, see the above "Related Person Transactions" section.

40    TREMONT MORTGAGE TRUST     2019 Proxy Statement

REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2018; (ii) discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.

Joseph L. Morea, Chair John L. Harrington Jeffrey P. Somers

TREMONT MORTGAGE TRUST     2019 Proxy Statement    41

RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP
AS INDEPENDENT AUDITORS (ITEM 2)

The Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of our independent auditors annually and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of our operations and industry, the auditors' independence, legal proceedings involving the auditors, the results of PCAOB inspections and peer quality reviews of the auditors and the auditors' reputation in the marketplace. In connection with the mandated rotation of the independent auditors' lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2019. Ernst & Young LLP has served as the Company's independent auditors since our formation in 2017 and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the independent registered public accounting firm is in the best interests of the Company and its shareholders.

The Audit Committee has determined to submit its selection of the independent auditors to the Company's shareholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint our independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to us by Ernst & Young LLP for the fiscal years ended December 31, 2018 and 2017.

	2018 Fees(1)	2017 Fees(2)

Audit Fees	$ 333,501	$ 391,010
Audit Related Fees	—	—
Tax Fees	7,500	—
All Other Fees	720	—

(1)
The amount of audit fees for 2018 is based on the fees billed and paid to date and on the estimate for remaining fees provided by Ernst & Young LLP to and approved by the Audit Committee for services provided to us by Ernst & Young LLP, including in connection with the audit of the Company's 2018 financial statements. The final amount of the fees for those services may vary from the estimate provided.

(2)
The amount of audit fees for 2017 includes fees and expenses of $241,121 incurred in connection with the IPO, which amount was paid by TRA.

42    TREMONT MORTGAGE TRUST     2019 Proxy Statement

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of any of the Company's Quarterly Reports on Form 10-Q.

Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories. The amount for 2018 reflects annual subscription fees for Ernst & Young LLP's online accounting research application.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by our independent auditors unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, the Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which the Company engaged its independent auditors in 2018 were approved by the Audit Committee. The total fees for audit and non-audit services provided by Ernst & Young LLP in 2017 are set forth above and include estimated fee amounts.

Other Information

The Company has been advised by Ernst & Young LLP that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of Ernst & Young LLP will be present at the 2019 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at the 2019 Annual Meeting.

The Board of Trustees recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as independent auditors.

TREMONT MORTGAGE TRUST     2019 Proxy Statement    43

OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Secretary

Newton, Massachusetts
March 8, 2019

44    TREMONT MORTGAGE TRUST     2019 Proxy Statement

THANK YOU

Thank you for being a shareholder of Tremont Mortgage Trust.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on April 23, 2019. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on April 23, 2019. Have your proxy card in hand when you call and then follow the instructions. If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Tremont Mortgage Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Tremont Mortgage Trust in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by email or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. TREMONT MORTGAGE TRUST C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E62572-Z74328 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. TREMONT MORTGAGE TRUST For Against Abstain 1. Election of Trustees. For Withhold ! ! ! ! ! Nominee (for Independent Trustee in Class II): John L. Harrington 2. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2019 fiscal year. ! ! Nominee (for Managing Trustee in Class II): Adam D. Portnoy THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR BOTH NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSAL 2. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. For address changes, please check this box and write them on the back where indicated. ! (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Trustees Recommends a Vote FOR both Nominees for Trustee in Proposal 1 and FOR Proposal 2.

TREMONT MORTGAGE TRUST ANNUAL MEETING OF SHAREHOLDERS April 24, 2019, 1:30 p.m., Eastern time Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions. The 2019 Annual Meeting of Shareholders of Tremont Mortgage Trust will address the following items of business: 1. Election of the Trustees named in the Proxy Statement to the Company's Board of Trustees; 2. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2019 fiscal year; and 3. Transaction of such other business as may properly come before the meeting and at any postponements or adjournments of the meeting. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR BOTH NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSAL 2. E62573-Z74328 TREMONT MORTGAGE TRUST Two Newton Place, 255 Washington Street, Suite 100 Newton, MA 02458 Proxy Important Notice Regarding the Availability of Proxy Materials: The proxy materials for the 2019 Annual Meeting of Shareholders of Tremont Mortgage Trust (the "Company"), including the Company's annual report and proxy statement, are available on the internet. To view the proxy materials or authorize your proxy by internet, by telephone or by mail, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Trustees of Tremont Mortgage Trust. The undersigned shareholder of the Company hereby appoints David M. Blackman, Jennifer B. Clark and Adam D. Portnoy, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2019 Annual Meeting of Shareholders of the Company to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on April 24, 2019, at 1:30 p.m., Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the annual report and the proxy statement, which includes the Notice of 2019 Annual Meeting of Shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR BOTH NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSAL 2. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy. (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) Address Changes/Comments:

QuickLinks

Notice of 2019 Annual Meeting of Shareholders and Proxy Statement
Audit Committee
Compensation Committee
Nominating and Governance Committee